[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.27(b)

Dated May 4, 2020

AMENDMENT TO STEP-IN AGREEMENT

between

Vertical Horizons, Ltd.

as Buyer

and

Bank of Utah

not in its individual capacity but solely as security trustee as Security Trustee

and

Airbus S.A.S.

as Airbus

relating to the PDP financing of

thirty-four (34) A320neo aircraft and seven (7) A321neo aircraft

THIS AMENDMENT AGREEMENT (this “Agreement”) is made on May 4, 2020

BETWEEN

(1)

VERTICAL HORIZONS, LTD., a company incorporated pursuant to the laws of the Cayman Islands whose registered address and principal place of business is at the offices of Intertrust SPV (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman, KY1 9005, Cayman Islands (the “Buyer”);

(2)	BANK OF UTAH, not in its individual capacity but solely as security trustee for the Facility Agent and the Lenders (the “Security Trustee”); and

(3)	AIRBUS S.A.S., registered in France and having its registered office at 2 Rond-Point Emile Dewoitine, 31700 Blagnac, France (“Airbus”),

(each a “Party”, and together, the “Parties”).

RECITALS

(A)

In connection with the pre-delivery payment financing of thirty-four (34) A320neo aircraft and seven (7) A321neo aircraft, Frontier, the Buyer and Airbus entered into an amended and restated assignment and assumption agreement dated 19 March 2020 (the “Assignment and Assumption Agreement”); and the Parties entered into an amended and restated step-in agreement dated 19 March 2020 (the “Step-In Agreement”).

(B)

Pursuant to an amendment agreement dated on or about the date hereof and made between Frontier, the Buyer and Airbus, the Assignment and Assumption Agreement and the Assigned Purchase Agreement have been amended to defer the Delivery Date of certain of the Aircraft (the “Delivery Deferral”) and to re-assign certain of the Aircraft from the Assigned Purchase Agreement to the Purchase Agreement (the “Re-Assignment).

(C)	In connection with the Delivery Deferral and the Re-Assignment, the Parties wish to amend the Step-In Agreement in accordance with the terms and conditions of this Agreement.

IT IS AGREED AS FOLLOWS:

1.	INTERPRETATION

1.1

In this Agreement (including the recitals), unless the context otherwise requires or unless otherwise defined or provided for in this Agreement, capitalised words and expressions shall have the respective meanings ascribed to them in the Step-In Agreement.

1.2	The provisions of clause 1.2 of the Step-In Agreement shall apply to this Agreement as if set out herein in full, mutatis mutandis.

1.3

Each Party hereby agrees that each document executed by it and any document appended to any such document is amended in accordance with this Agreement and that all of those documents shall be construed accordingly.

2.	CONDITIONS PRECEDENT

It is a condition to the amendment of the Step-In Agreement in accordance with the terms and conditions of this Agreement that Airbus shall have received from both Frontier Holdings and Frontier the duly executed Guarantors’ confirmation.

3.	AMENDMENT

3.1

On and from the date of the satisfaction of the conditions precedent pursuant to Clause 2 above (the “Effective Date”), each of the following terms defined in clause 1.1 of the Step-In Agreement shall be construed as amended on or about the date hereof:

•	Assignment and Assumption Agreement;

•	Assigned Purchase Agreement;

•	Re-Assignment and Assumption Agreement;

•	Re-Assigned Purchase Agreement; and

•	Guarantees.

3.2	On and from the Effective Date, in clause 1.1 of the Step-In Agreement, the following definitions shall be amended and restated as follows:

“A320neo Airframes means, as the context requires, all or any of the thirty-one (31) Airbus A320neo aircraft which are the subject of this Agreement and bearing CAC-IDs [***] together with all Parts incorporated in, installed on or attached to such airframes on the respective Delivery Dates of such airframes.

A320neo Incremental Airframes means, as the context requires, all or any of the three (3) Airbus A320neo aircraft which are the subject of this Agreement and bearing CAC-IDs [***] together with all Parts incorporated in, installed on or attached to such airframes on the respective Delivery Dates of such airframes.

A321neo Airframe means as the context requires, all or any of the seven (7) Airbus A321neo aircraft which is the subject of this Agreement and bearing CAC-IDs [***] together with all Parts incorporated in, installed on or attached to such airframe on its Delivery Date.”

3.3	On and from the Effective Date, schedule 1 (Pre-Delivery Payments, Scheduled Delivery Months) to the Step-In Agreement shall be amended and restated as set forth in Schedule 1 hereto.

3.4	On and from the Effective Date, in clause 0.1 of schedule 4 (Form of Replacement Purchase Agreement) to the Step-In Agreement, the following definition shall be incorporated:

“Step-In Agreement means the amended and restated step-in agreement dated 19 March 2020, made between the Buyer, the Security Trustee and the Seller in respect of the Aircraft and as amended or supplemented from time to time.”

3.5	On and from the Effective Date, the table in clause 9.1.1 of schedule 4 (Form of Replacement Purchase Agreement) to the Step-In Agreement shall be amended and restated as follows:

[***]	[***]		[***]
			[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

3.6	On and from the Effective Date, the table in exhibit D of schedule 4 (Form of Replacement Purchase Agreement) to the Step-In Agreement shall be amended and restated as per Schedule 2 hereto.

3.7	The Buyer’s obligation to notify the Security Trustee of the Delivery Deferral (under clause 4.2(a) of the Step-In Agreement) shall be deemed to be fulfilled upon the Effective Date.

4.	MISCELLANEOUS

4.1	Each party repeats its representations and warranties under the Step-In Agreement on the date hereof.

4.2	The provisions of clause 13 (Notices) to (and including) clause 21 (Cape Town Convention) of the Step-In Agreement shall apply to this Agreement as if set out herein in full, mutatis mutandis.

4.3

The Step-In Agreement shall be deemed to be supplemented and amended by this Agreement to the extent herein provided with all other provisions thereof remaining unchanged, and as so supplemented and amended shall continue in full force and effect.

4.4

In the event of any inconsistency between the terms and conditions of the Step-In Agreement and the present Agreement, the latter shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force.

4.5	This Agreement is governed by English law.

4.6

The provisions of clause 22 (Governing Law and Jurisdiction) and the provisions of clause 23 (Service of Process) of the Step-In Agreement shall apply to this Agreement as if set out herein in full, mutatis mutandis.

IN WITNESS whereof each of the Parties has executed this Agreement as a deed the day and year first before written.

Schedule 1 Pre-Delivery Payments, Scheduled Delivery Months

Schedule 2

Exhibit D

Pre-Delivery Payments

Execution Page (1/3)

Amendment to Step-In Agreement

Executed as a deed by

Vertical Horizons, Ltd.

and signed by Evert Brunekreef

its Director

being a person/persons who in

accordance with the laws of the Cayman

Islands is/are acting under the authority of

the company

in the presence of:

	) ) ) ) ) ) ) )	/s/ Evert Brunekreef

Name: Address:	Evert Brunekreef 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

Execution Page (2/3)

Amendment to Step-In Agreement

Executed as a deed by

Bank of Utah, not in its individual

capacity but solely as Security Trustee

and signed by Jon Croasmun

its Senior Vice President

being a person/persons who in

accordance with the laws of the State of

Utah is/are acting under the authority of

the company

in the presence of:

	) ) ) ) ) ) ) ) ) ) )	/s/ Jon Croasmun

Name: Address:	/s/ Marie Stapley Marie Stapley Legal Assistant 50 South 200 East Suite 110 Salt Lake City, UT 84111

Execution Page (3/3)

Amendment to Step-In Agreement

Executed as a deed by

Airbus S.A.S.

and signed by Benoît de Saint-Exupéry

its Senior Vice President, Contracts

being a person/persons who in

accordance with the laws of France is/are

acting under the authority of the company

in the presence of:

	) ) ) ) ) ) ) )	/s/ Benoît de Saint-Exupéry

Name: Address:	Benoît de Saint-Exupéry 2 Rond-Point Emile Dewoitine 31700 Blagnac, France